                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Third Amended and Restated 1993 Share Option and Share Award Plan of Equity Residential Properties Trust of our reports indicated below with respect to the financial statements indicated below included in the Company's filings as indicated below, filed with the Securities and Exchange Commission.

                                                    Date of
                                                    -------
        Financial Statements                    Auditor's Report                Filing
        --------------------                    ----------------                ------
Consolidated financial statements          February 12, 1997 except         Annual Report on
and schedule of Equity Residential         for Note 19, as to which         Form 10-K, as amended
Properties Trust at December 31,           the date is March 20, 1997       by Form 10-K/A
1996 and for the year then ended

Combined Statement of Revenue and          August 15, 1997                  Current Report on
Certain Expenses of the Ameritech                                           Form 8-K dated
Pension Trust Probable Properties                                           September 17, 1997
for the year ended December 31,
1996

Combined Statement of Revenue and          September 5, 1997                Current Report on
Certain Expenses of Paces on the                                            Form 8-K dated
Green and Paces Station for the                                             September 17, 1997
year ended December 31, 1996

Statement of Revenue and Certain           July 17, 1997                    Current Report
Expenses of Cascade at Landmark                                             on Form 8-K
for the year ended December 31,                                             dated August 15,
1996                                                                        1997

Statement of Revenue and Certain           July 2, 1997                     Current Report
Expenses of Sabal Palm Club                                                 on Form 8-K
(formerly known as Post Crossing                                            dated August 15,
(Pompano)) for the year ended                                               1997
December 31, 1996

Statement of Revenue and Certain           July 23, 1997                    Current Report
Expenses of Wood Creek (Pleasant                                            on Form 8-K
Hill) for the year ended December                                           dated August 15,
31, 1996                                                                    1997

Statement of Revenue and Certain           July 25, 1997                    Current Report
Expenses of LaMirage for the year                                           on Form 8-K
ended December 31, 1996                                                     dated August 15,
                                                                            1997

Statement of Revenue and Certain           May 16, 1997                     Current Report
Expenses of Harborview for the                                              on Form 8-K dated
year ended December 31, 1996                                                May 20, 1997

Statement of Revenue and Certain           May 6, 1997                      Current Report
Expenses of Trails at Dominion for                                          on Form 8-K dated
the year ended December 31, 1996                                            May 20, 1997

                                                    Date of
                                                    -------
        Financial Statements                    Auditor's Report                Filing
        --------------------                    ----------------                ------
Statement of Revenue and Certain           May 7, 1997                      Current Report
Expenses of Rincon for the year                                             on Form 8-K dated
ended December 31, 1996                                                     May 20, 1997

Statement of Revenue and Certain           May 12, 1997                     Current Report on
Expenses of Waterford at the Lakes                                          Form 8-K dated
for the year ended December 31,                                             May 20, 1997
1996

Statement of Revenue and Certain           May 16, 1997                     Current Report on
Expenses of Lincoln Harbour for                                             Form 8-K dated
the year ended December 31, 1996                                            May 20, 1997

Combined Statement of Revenue and          May 9, 1997                      Current Report on
Certain Expenses of Knights Castle                                          Form 8-K dated
and Club at the Green for the year                                          May 20, 1997
ended December 31, 1996

Combined Statements of Revenue and         March 25, 1997                   Current Report on
Certain Expenses of the                                                     Form 8-K dated
Zell/Merrill Properties for each                                            May 20, 1997
of the three years in the period
ended December 31, 1996

Combined Statement of Revenue and          May 17, 1996                     Current Report on
Certain Expenses of the 1996                                                Form 8-K, as amended
Acquired Properties and Probable                                            by Form 8-K/A, dated
Properties for the year ended                                               May 23, 1996
December 31, 1995

Combined Statement of Revenue and          November 7, 1996                 Current Report on
Certain Expenses for the 1996                                               Form 8-K, as amended
Acquired Properties for the year                                            by Form 8-K/A, dated
ended December 31, 1995                                                     November 15, 1996



                                                           /s/ Ernst & Young LLP
                                                           Ernst & Young LLP

Chicago, Illinois
October 3, 1997